Exhibit 99.1

Bancorp Rhode Island, Inc.

and Bank Rhode Island

Executive Annual Incentive Plan

1.	Purpose and Objectives

The overall purpose of this Executive Annual Incentive Plan (“Plan”) is to recognize and reward executives for their collective contributions to the Company’s success. The Plan rewards Participants based on the achievement of strategic, division and individual performance goals that are critical to the Company’s growth and profitability.

The objectives of the Plan are to:

(a) Recognize and reward achievement of the Company’s annual business goals;

(b) Motivate and reward superior performance;

(c) Provide a competitive total compensation package that enables the Company to attract and retain talent needed to grow the Company; and

(d) Encourage teamwork and collaboration among the Company’s leadership and across business groups.

2. Eligiblity/Participants

(a) Only Executive Officers will be eligible to receive Awards under the Plan.  As of the Effective Date, Participants in the Plan include the Company’s top four executives (CEO, CFO, Chief Information Officer, and Chief Lending Officer). New Participants will be nominated by the President & CEO and approved by the Committee.

(b) Executive Officers hired after September 30 are not eligible to participate in the Plan until the following year, unless the Committee approves an exception.  Participants with less than one year of service will receive a prorated Award based on length of service. Newly elected Executive Officers will participate in the Plan upon election to Executive Officer status, nomination by the CEO and approval by the Committee.

(c) Participants must maintain a performance level of “Meets Expectations” in the Company’s annual performance appraisal for all salaried (exempt) employees to be eligible for an Award.

(d) Participants who terminate employment during the Plan year (other than in the case of death, Disability or retirement as provided in Section 9) will not be eligible to receive an Award with respect to such Plan year.

(e) Except as provided in Section 9 with respect to termination of employment due to death, Disability or retirement or as the Committee may otherwise determine in its sole discretion, a Participant must be an employee of the Company or the Bank as of the Award payout date to receive an Award.

3.	Performance Period

The Plan operates on a calendar year basis (January 1 – December 31).

4.	Performance Gate

The Committee may establish one or more Performance Goals which must be achieved in order for the Plan to activate (“Performance Gate”).  If the Company does not achieve the level of performance specified by the Committee as a Performance Gate, no Awards will be earned or paid under the Plan.

5.	Performance Goals

Awards will be based on a combination of Company and Bank strategic, division and individual performance.  Annually, the Committee shall establish in writing one or more performance goals which, when measured at the end of the Performance Period, shall determine the amount of the Award to be paid to the Participant (“Performance Goals”).  Performance Goals may be based on any of the following criteria: (i) earnings or net income, (ii) earnings per share, (iii) return on equity, (iv) return on assets, (v) revenues, (vi) expenses, (vii) one or more operating ratios, (viii) stock price, (ix) shareholder return, (x) market share, (xi) asset growth, (xii) loan growth, (xiii) deposit or core deposit growth, (xiv) net interest margin, (xv) non-interest income; (xvi) charge-offs, (xvi) credit or asset quality, (xvii) non-performing loan or asset measures, (xviii) one or more capital ratios, (xix) implementation of capital projects, (xx) employee training and/or morale, (xxi) customer satisfaction measures, (xxii) internal control and regulatory compliance measures, (xxiii) risk management measures, (xxiv) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, and (xxv) such other business criteria and performance measures as the Committee may deem appropriate.  The Performance Goals selected in any case need not be applicable across the Company, but may be particular to an individual’s function or business unit.

Annual Performance Goals will include measures tied to financial performance, the annual and strategic plan implementation and risk management.  Performance Goals will have quantitative targets, but may also provide for qualitative assessments.  Each Participant’s performance will be measured on a 1-5 scale with 3 being at target or within the specified target range and the other rankings being interpolated from the target (with fractional ratings  allowed, e.g., 3.5).

At least 20% of the total Award opportunity will be based upon individual contributions of the Participant evaluated against specific assigned responsibilities and measures tied to the annual and strategic plans and risk management. The specific measures and the weights of each measure will be established annually by the Committee and may vary for each Participant.

6.	Award Opportunity

Each Participant will have a target Award (expressed as a percentage of base salary as of the end of the Performance Period) and range that defines his or her incentive opportunity.  Under the Plan, Awards will range from 50% (for achieving the threshold level performance) to 120% of the target (for exceptional performance).  No Award shall be paid with respect to a specific Performance Goal if the Participant fails to achieve the threshold or “2” rated performance level set for such Performance Goal.

The Award opportunity ranges shall be as follows:

Award payout range from 50% of target (Threshold) to 120% of target (Stretch)

Short-Term Incentive Opportunity Ranges (as a % of base salary)
Role	Below Threshold	Threshold (50% of Target Award)	Target (100% of Target Award)	Stretch (120% of Target Award)
CEO	0%	27.0%	54.0%	64.8%
Other Executive Officers	0%	22.5%	45.0%	54.0%

The range between threshold and stretch performance targets will be established annually for each Performance Goal.  The threshold, target and stretch measures will be established separately and will not necessarily be the same as the Award payout percentages.

7.	Award Payouts

Awards will be paid in cash within 75 days following the end of the calendar year after the Company’s financial results are reported and performance against Performance Goals can be measured and evaluated. Each Participant’s Award opportunity shall be allocated according to the weights for each performance measure established by the Committee in connection with establishing the annual Performance Goals.  Awards will be paid out as a percentage of a Participant’s base earnings as of December 31 of the Plan year (subject to proration as provided in Section 2 hereof).

Performance with respect to Performance Goals will be evaluated against target performance levels and a performance rating will be assigned (1 – 5) for each Performance Goal. The Award payout for each Performance Goal will be determined by the assigned performance rating (see table below) and related payout range.  Performance of each specific Performance Goal shall be calculated independently to determine the amount of the Award for each Performance Goal.  The sum of the Awards for each Performance Goal will determine the total Award to a Participant.

	Performance Rating Scale
	1 Below Threshold	2 Threshold	3 Target	4 Exceeds	5 Stretch
Payout as % of Target Opportunity	0%	50%	100%	110%	120%

Performance Rating Definitions

1 (Below Threshold)
Performance was not at a level to warrant a payout.

2 (Threshold)
Although the target level of performance was not achieved, performance was within acceptable range and warrants a reduced payout.

3 (Target)
Achieved expectations/goal/plan.

4 (Exceeds)
Performance is above target/plan.  Where peer/industry comparison is appropriate, reflects performance above standards for the industry.

5 (Stretch)
Exceptional performance that far exceeds expectations. Where peer/industry comparison is appropriate, would reflect performance in the top decile of performance.

8.	Performance Evaluation Process

An individual scorecard will be developed for each Participant to track his or her performance relative to the defined Performance Goals and will be provided to the Committee for its review and approval.  The Committee will determine the individual ratings of each Participant based upon materials and information provided to it by the CEO and such other sources as the Committee may request.  The CEO will prepare a mid-year review which will be discussed with the Committee to assure there is alignment on methodology and perception.  At the end of the performance period, the CEO and Committee members will provide input on performance for each measure and then meet to discuss the final evaluations and Awards.  The Committee’s determination whether Performance Goals are attained shall be final and conclusive.

9.	Disability, Death or Retirement

Except as specifically provided otherwise in any employment agreement between the Company and/or the Bank and a Participant:

a)
If a Participant’s employment with the Company and the Bank terminates due to the Participant’s Disability, death or retirement during the Performance Period, the Participant’s Award for the Performance Period shall be prorated to the date of Disability, death or retirement.

b)
If a Participant’s employment with the Company and the Bank terminates due to the Participant’s Disability, death or retirement subsequent to the Performance Period but prior to the payout date, the Participant (or the Participant’s estate, in the case of death) shall be entitled to receive the full Award earned by the Participant for the Performance Period.

10.	Effective Date

The Plan is effective January 1, 2010, and shall remain in effect until such time as it shall be terminated by the Committee.

11.	Plan Administration

(a) Authority of the Committee.  The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to, and consistent with, the provisions of the Plan, to select Executive Officers to become Participants, grant Awards, determine the annual Performance Goals, and the amount and other terms and conditions of, and all other matters relating to, Awards, construe and interpret the Plan and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any determination by the Committee will be final and binding on all Participants.

(b) Limitation of Liability.  The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

(c) Discretion.  The Plan is designed to encourage focus on the Company’s annual business plan goals while providing the flexibility and discretion needed to be responsive to the Company’s business needs.  The Committee shall have the right to apply positive or negative discretion in determining the amount of any Award as needed to reflect business environment and market conditions that may affect the Company’s performance.

(d) Plan Changes or Discontinuance.  The Committee is authorized to make adjustments in the Performance Goals and Awards in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.  In addition, the Committee may add to, amend, modify or discontinue any of the terms or conditions of the Plan or Performance Goals at any time.

12.	Miscellaneous

(a) Nonassignability.  No Award will be assignable or transferable (including pursuant to a pledge or security interest) other than by will or by laws of descent and distribution.

(b) Ethics.  The altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards, will subject the employee to disciplinary action up to and including termination of employment.  In addition, any incentive compensation as provided by the Plan to which the Participant would otherwise be entitled will be revoked.  Participants who have willfully engaged in any activity injurious to the Company will, upon termination of employment, death, or retirement, be obligated to repay any Award earned during the Performance Period in which the wrongful conduct occurred.

(c) Taxes. The Company and any subsidiary is authorized to withhold from any Award, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.

(d) Non-Uniform Determinations.  The Committee’s determinations under the Plan need not be uniform and may be made selectively amoung persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.  Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations and to establish non-uniform and selective targe Awards.

(e) Other Payments or Awards.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Company, the Bank, the Board or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(f) Unfunded Plan.  This is an unfunded Plan.  No provision of the Plan will require the Company or the Bank, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor will the Company or the Bank maintain separate bank accounts, books, records or other evidence of the existence of a segregated or speparately maintained or administered fund for such purposes.  Participants will have no rights under the Plan other than as unsecured general creditors of the Company and the Bank, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they will have the same rights as other employees under generally applicable law.

(g) Rights of Employees.  Nothing contained in the Plan will confer upon any employee or Participant any right to continue in the employ or other service of the Company or the Bank or constitute any contract or limit in any way the right of the the Company or the Bank to discharge any employee or Participant at any time for any reason.

(h) Governing Law.  The Plan and the Awards hereunder shall, in all respect, be governed by, and construed and enforced in accordance with the laws of the state of Rhode Island.

(i) Invalidity.  Each provision in the Plan is severable, and if any provision is held to be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not, in any way, be affected or impaired thereby.

(j) Section Headings.  The section headings contained herein are for the purposes of convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, will control.

13.	Definitions and Construction

(a) Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

“Award” means a cash incentive payment made to a Participant under the Plan.

“Bank“ means Bank Rhode Island, a Rhode Island financial institution and wholly-owned subsidiary of the Company.

“Board” means the Board of Directors of the Company as it may be comprised from time to time.

“Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

“Company” means Bancorp Rhode Island, Inc., a Rhode Island corporation, or any successor company thereto.

“Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company or the Bank because of the sickness or injury of the Participant.

“Effective Date” shall have the meaning set forth in Section 10 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

“Executive Officer” means the CEO and any other person who has been identified as an executive officer of the Company or the Bank in filings with the Securities and Exchange Commission.

“Participant” means any Executive Officer selected by the Committee to receive an Award under the Plan.

“Performance Gate” shall have the meaning set forth in Section 4 hereof

“Performance Goals” means criteria selected by the Committee pursuant to Section 5 hereof to measure the Company’s financial performance and also, when appropriate, the achievement of specified strategic goals and/or operational objectives.

“Plan” means this Bancorp Rhode Island, Inc. and Bank Rhode Island Executive Annual Incentive Plan, as amended from time to time.

(b) Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular and the masculine shall include the feminine and neuter, as the context requires.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.